October 17, 2006
Calumet Lubricants Co., Limited Partnership
2780 Waterfront Pkwy. E. Dr., Suite 200
Indianapolis, IN 46214
Attention: R. Patrick Murray II

Re:	ISDA Master Agreement and Schedule to the ISDA Master Agreement, dated as of March 17, 2006 (including the Credit Support Annex and other documents annexed thereto or incorporated therein, the “Agreement”), between J. Aron & Company (“Aron”) and Calumet Lubricants Co., Limited Partnership (“Counterparty”)
Ladies/Gentlemen:
     This is with reference to the above captioned Agreement. The purpose of this letter amendment (this “Amendment”) is to set forth the parties’ understanding to amend the terms of the Agreement in accordance with the provisions herein. All terms used herein but not otherwise defined shall have the meaning ascribed to such terms in the Agreement. Accordingly, the parties agree to amend the Agreement as follows:
1. The definition of “Maximum Total Capacity” deleted in its entirety and replaced with the following:
"Maximum Total Capacity” means (i) 20 thousand U.S. Barrels per day of Crack Spread Hedges for the current calendar month and the subsequent thirty-nine (39) calendar months, or (ii) 15 thousand U.S. Barrels per day of Crack Spread Hedges for the period thereafter.
     All other provisions of the Agreement shall remain in full force and effect.
     This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which, taken together, shall be deemed to constitute one and the same agreement.
THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ANY CONFLICT OF
LAW RULES).

IN WITNESS WHEREOF, the parties hereto, have caused this Amendment to be duly executed and delivered as of the date of first above written.

J. ARON & COMPANY
By:	/s/ Susan Rudov
	Name:	Susan Rudov
	Title:	Vice President

ACCEPTED AND AGREED TO THIS 17th DAY of October, 2006.

Calumet	Lubricants Co., Limited Partnership By Calumet LP GP, LLC, its General Partner

By:	/s/ R. Patrick Murray II Name: R. Patrick Murray II Title: Vice President and Chief Financial Officer

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